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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 23, 2001

                       INVERNESS MEDICAL TECHNOLOGY, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          DELAWARE                       0-20871                 04-3164127
----------------------------    ------------------------    -------------------
STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)      (IRS EMPLOYER
      OF INCORPORATION)                                     IDENTIFICATION NO.)

             51 SAWYER ROAD, SUITE 200, WALTHAM, MASSACHUSETTS 02453
               ---------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (781) 647-3900
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5 - OTHER EVENTS

         On January 23, 2001, Inverness Medical Technology, Inc., a Delaware corporation ("Inverness"), acquired Integ Incorporated, a Minnesota corporation ("Integ"), pursuant to the merger of Integ with and into Terrier Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Inverness ("Terrier"). As a result of the merger, Integ became a wholly-owned subsidiary of Inverness. The merger was consummated pursuant to an Agreement and Plan of Merger, dated as of October 3, 2000, by and among Inverness, Terrier and Integ, as amended.

         On March 28, 2001, Inverness acquired LXN Corporation, a Delaware corporation ("LXN"), by merging its wholly-owned subsidiary, LXN Acquisition Corp., a Delaware corporation ("Acquisition Sub"), with and into LXN. As a result of the merger, LXN became a wholly-owned subsidiary of Inverness. The merger was consummated pursuant to an Agreement and Plan of Merger, dated as of February 15, 2001, by and among Inverness, Acquisition Sub and LXN.


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ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (a)      Not applicable.

                  (b)      PRO FORMA FINANCIAL INFORMATION

                           Unaudited pro forma financial information of Inverness Medical Technology, Inc. for the year ended December 31, 2000 and for the six months ended June 30, 2001 giving pro forma effect to Inverness' acquisitions of Integ Incorporated and LXN Corporation is contained in Exhibit 99.1 attached hereto and is incorporated herein by reference.

                  (c)      Exhibits

                           Exhibit 99.1 Unaudited pro forma financial information of Inverness Medical Technology, Inc. for the year ended December 31, 2000 and for the six months ended June 30, 2001 relating to the acquisitions of Integ Incorporated and LXN
                                             Corporation.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   INVERNESS MEDICAL TECHNOLOGY, INC.

                                   /s/ Duane L. James
                                   ----------------------------------
                                   Duane L. James
                                   Vice President of Finance


Date: Sept. 21, 2001


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                                  EXHIBIT INDEX

EXHIBIT NO.                        DESCRIPTION

Exhibit 99.1 -- Unaudited pro forma financial information of Inverness
                Medical Technology, Inc. for the year ended December 31, 2000 and for the six months ended June 30, 2001 relating to the acquisitions of Integ Incorporated and LXN Corporation.


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